Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
11. Income Taxes
The components of income (loss) before taxes on income are as follows (in thousands):

	Year ended December 31,
	2025	2024	2023
U.S.	$(2,672)	$637	$(7,696)
Israel	(3,323)	(3,780)	(9,358)
Australia	—	—	—
Loss before taxes on income	$(5,995)	$(3,143)	$(17,054)
There were no taxes on income during the years ended December 31, 2025, 2024 or 2023.
The significant components of the Company’s deferred tax assets were comprised of the following (in thousands):

	December 31,
	2025	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$73,691	$70,749	$69,906
Stock-based compensation	1,075	1,180	1,904
Reserves and allowances	261	463	229
U.S. tax credits and other credits	12,692	12,550	12,270
Capitalized research and development expenditures	6,881	8,825	9,750
Operating lease right-of-use assets	—	(1)	(32)
Operating lease liabilities	—	2	33
Other	44	94	129
Total deferred tax assets	94,644	93,862	94,189
Valuation allowance	(94,644)	(93,862)	(94,189)
Net deferred tax assets	$—	$—	$—
Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statements and income tax purposes. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. As of December 31, 2025, 2024 and 2023, based on the Company’s history of operating losses, the Company has concluded that it is more likely than not that the benefit of the deferred tax assets will not be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of December 31, 2025, 2024 and 2023.
As of December 31, 2025, 2024 and 2023, the Company provided valuation allowances of approximately $94.6 million, $93.9 million and $94.2 million, respectively, on U.S. federal, U.S. state and Israeli tax jurisdiction deferred tax assets to reduce the carrying amounts of these assets to zero. The net changes in the Company’s valuation allowances were increase (decrease) of $0.8 million, ($0.3) million and $14.2 million during the years ended December 31, 2025, 2024 and 2023, respectively. For the years ended December 31, 2025 and 2023, the increase in the valuation allowance was primarily related to losses generated during the period and increases in research and development credits and other tax credits, partially offset by a reduction in the stock-based compensation deferred tax asset associated with cancelled awards.

For the years ended December 31, 2025, 2024 and 2023 the expected tax expense based on the federal statutory rate is reconciled with the actual tax expense as follows:

	Year ended December 31,
	2025	2025	2024	2024	2023	2023
	(dollar amounts in thousands)
U.S. federal statutory rate	$(1,259)	21.0%	$(660)	21.0%	$(3,581)	21.0%
State tax rate, net of federal effect	2	(0.0)	2	0.1	2	0.0
Foreign Tax Effects
Statutory tax rate difference between Israel and United States	(67)	1.1	(76)	2.4	(187)	1.1
Changes in valuation allowances	755	(12.6)	868	(27.6)	2,157	(12.7)
Other items	9	(0.2)	1	(0.0)	(5)	0.0
Tax credits
Research and development credit	(142)	2.4	(280)	8.9	(3,426)	20.1
U.S. Changes in valuation allowances	683	(11.4)	(544)	17.3	4,695	(27.5)
Nontaxable or nondeductible items
Stock compensation	17	(0.3)	749	(23.8)	358	(2.1)
Warrant valuation	—	—	(79)	2.5	(334)	2.0
Other nontaxable or nondeductible items	2	(0.0)	19	(0.7)	322	(1.9)
Effective income tax rate	$—	0%	$—	0%	$—	0%
The main reconciling item between the statutory tax rate and the Company’s effective tax rate is the recognition of valuation allowances in respect to deferred taxes related to accumulated net operating losses carried forward and temporary differences due to the uncertainty of the realization of such deferred taxes.
As of December 31, 2025, 2024 and 2023, the Company had U.S. federal net operating loss (“NOL”) carryforwards of $190.1 million, $181.0 million and $181.8 million, respectively. U.S. federal NOL carryforwards will begin to expire, if not utilized, beginning in 2024 through 2037. Included in the U.S. federal NOL carryforward as of December 31, 2025 are $101.1 million of NOLs generated after the effective date of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), which are not subject to expiration but may not be carried back and are only eligible to offset up to a maximum of 80% of taxable income generated in a given year. It is uncertain if and to what extent various U.S. states will conform their net operating loss rules to the Tax Act.
As of December 31, 2025, 2024 and 2023, the Company had U.S. state NOL carryforwards of $75.2 million, $74.9 million, and $74.1 million, respectively, which may be available to offset future income tax liabilities.
As of December 31, 2025, 2024 and 2023, the Company had federal research tax credit carryforwards of $11.9 million, $11.8 million and $11.5 million, respectively, available to reduce future tax liabilities and which expire at dates beginning in 2026 through 2044.
As of December 31, 2025, 2024 and 2023, the Company had Israeli NOL carryforwards of $126.2 million, $121.8 million and $117.6 million, respectively, which carry forward indefinitely.
Under the provisions of the Internal Revenue Code (“IRC”), the net operating loss and tax credit carryforwards are subject to review and potential adjustments by the Internal Revenue Service and state tax authorities. Under Section 382 of the Internal Revenue Code and corresponding provisions of state law, if a corporation undergoes an “ownership change,” which is generally defined as a greater than 50 percent change, by value, in its equity ownership over a three-year period, the corporation’s ability to use its pre-change
NOL carryforwards and other
pre-change
tax attributes to offset its post-change income or taxes may be limited. The Company may have experienced ownership changes in the past, including the reverse merger of Sevion Therapeutics, Inc. on December 19, 2017 at which time the Company’s pre-change
U.S. federal NOL

carryforward was $77.2 million, and its research tax credit was $0.7 million. The Company may have experienced ownership change in the Zikani Merger on April 2, 2021. The Company may experience additional ownership changes in the future as a result of subsequent shifts in its stock ownership, some of which may be outside of its control. Although the Company has not completed its analysis, it is reasonably possible that its federal NOLs available to offset future taxable income could materially decrease. This reduction would be offset by an adjustment to the existing valuation allowance for an equal and offsetting amount. Additionally, the state NOLs available to offset future state income could similarly decrease, which would also be offset by an equal and offsetting adjustment to the existing valuation allowance. Given the offsetting adjustments to the existing valuation allowance, any ownership change is not expected to have an adverse material effect on the Company’s Consolidated Financial Statements.
The Company is subject to income taxes in the United States and Israel and Australia. The Company files income tax returns in the U.S. and in several states. The federal and state tax returns are generally subject to tax examination by taxing authorities for tax years December 31, 2019 to present. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service or state tax authorities to the extent utilized in a future period. The Israeli income tax returns remain open to examination beginning in 2013 to present. The Australia income tax returns remain open to examination beginning in 2021 to present. If and when the Company claims NOL carryforwards from any prior years against future taxable income, those losses may be examined by the taxing authorities.